SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


             Pursuant to Section 13 or 15(d) of The Securities Exchange
                                 Act of 1934.



                               December 3, 1997
               Date of Report (Date of earliest event reported)


                            Cyclo3pss Corporation
            (Exact name of Registrant as specified in its charter)


              Delaware            0-22720               87-0455642
              State of       Commission File No.       IRS Employer
            Incorporation                           Identification No.


                             3646 West 2100 South
                           Salt Lake City, UT 84120
                   (Address of principal executive offices)

                                 (801) 972-9092
                        (Registrant's telephone number)


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Item 5.  Other Events

     Effective December 3, 1997, the Company's Board of Directors appointed Michael J. Lakis, Jr. as a member of the Company's Board of Directors. Mr. Lakis is a consultant to various food processors, growers and retailers. Mr. Lakis was previously President and Chief Operating Officer - North America for Del Monte Fresh Produce Company. From 1979 to 1992, Mr. Lakis was President of Chiquita Brand Bananas. In addition to service as a Director of the Company, Mr. Lakis will be retained as a consultant to the Company.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Cyclo3pss Corporation

Date: December 3, 1997

                                    By:   /s/ William R. Stoddard
                                          William R. Stoddard
                                          Chief Executive Officer



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